SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Notwithstanding the foregoing, for Funds indicated on Exhibits A - D with an asterisk, Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary
Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS
       (INVESCO INVESTMENT SECURITIES FUNDS)
       AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
       INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
       INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
       INVESCO INSURED MUNICIPAL BOND TRUST
       INVESCO INSURED MUNICIPAL INCOME TRUST
       INVESCO INSURED MUNICIPAL SECURITIES
       INVESCO INSURED MUNICIPAL TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
       INVESCO MUNICIPAL PREMIUM INCOME TRUST
       INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
       INVESCO PRIME INCOME TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
       INVESCO QUALITY MUNICIPAL SECURITIES
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By: /s/ John M. Zerr
           ---------------------------
           Title: Senior Vice President

       INVESCO ADVISERS, INC.

       By: /s/ John M. Zerr
           ---------------------------
           Title: Senior Vice President
                                                              as of June 6, 2011

                         EXHIBIT "A" - RETAIL FUNDS(1)

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                           CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                        VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
-----------------------------------------------------      ------------  -----------  -----------------  -----------------
Invesco California Tax-Free Income Fund*
    Class A Shares                                         Contractual         0.85%  February 12, 2010  June 30, 2012
    Class B Shares                                         Contractual         1.35%  February 12, 2010  June 30, 2012
    Class C Shares                                         Contractual         1.35%  February 12, 2010  June 30, 2012
    Class Y Shares                                         Contractual         0.60%  February 12, 2010  June 30, 2012

Invesco Core Plus Bond Fund
    Class A Shares                                         Contractual         0.75%  June 6, 2011       June 30, 2013
    Class B Shares                                         Contractual         1.50%  June 6, 2011       June 30, 2013
    Class C Shares                                         Contractual         1.50%  June 6, 2011       June 30, 2013
    Class R Shares                                         Contractual         1.00%  June 6, 2011       June 30, 2013
    Class Y Shares                                         Contractual         0.50%  June 6, 2011       June 30, 2013
    Institutional Class Shares                             Contractual         0.50%  June 6, 2011       June 30, 2013

Invesco Dividend Growth Securities Fund*
    Class A Shares                                         Contractual         0.95%  February 12, 2010  June 30, 2012
    Class B Shares                                         Contractual         1.70%  February 12, 2010  June 30, 2012
    Class C Shares                                         Contractual         1.70%  February 12, 2010  June 30, 2012
    Class Y Shares                                         Contractual         0.70%  February 12, 2010  June 30, 2012
Invesco Equally-Weighted S&P 500 Fund*
    Class A Shares                                         Contractual         0.75%  February 12, 2010  June 30, 2012
    Class B Shares                                         Contractual         1.50%  February 12, 2010  June 30, 2012
    Class C Shares                                         Contractual         1.50%  February 12, 2010  June 30, 2012
    Class R Shares                                         Contractual         1.00%  February 12, 2010  June 30, 2012
    Class Y Shares                                         Contractual         0.50%  February 12, 2010  June 30, 2012
Invesco Floating Rate Fund
    Class A Shares                                         Contractual         1.50%  April 14, 2006     December 31, 2011
    Class C Shares                                         Contractual         2.00%  April 14, 2006     December 31, 2011
    Class R Shares                                         Contractual         1.75%  April 14, 2006     December 31, 2011
    Class Y Shares                                         Contractual         1.25%  October 3, 2008    December 31, 2011
    Institutional Class Shares                             Contractual         1.25%  April 14, 2006     December 31, 2011

Invesco S&P 500 Index Fund*
    Class A Shares                                         Contractual         0.65%  February 12, 2010  June 30, 2012
    Class B Shares                                         Contractual         1.40%  February 12, 2010  June 30, 2012
    Class C Shares                                         Contractual         1.40%  February 12, 2010  June 30, 2012
    Class Y Shares                                         Contractual         0.40%  February 12, 2010  June 30, 2012

Invesco Select Real Estate Income Fund
    Class A Shares                                         Contractual         2.00%  July 1, 2009       December 31, 2011
    Class B Shares                                         Contractual         2.75%  July 1, 2009       December 31, 2011
    Class C Shares                                         Contractual         2.75%  July 1, 2009       December 31, 2011
    Class Y Shares                                         Contractual         1.75%  July 1, 2009       December 31, 2011
    Institutional Class Shares                             Contractual         1.75%  July 1, 2009       December 31, 2011

Invesco Structured Core Fund
    Class A Shares                                         Contractual         1.00%  July 1, 2009       June 30, 2012
    Class B Shares                                         Contractual         1.75%  July 1, 2009       June 30, 2012
    Class C Shares                                         Contractual         1.75%  July 1, 2009       June 30, 2012
    Class R Shares                                         Contractual         1.25%  July 1, 2009       June 30, 2012
    Class Y Shares                                         Contractual         0.75%  July 1, 2009       June 30, 2012
    Investor Class Shares                                  Contractual         1.00%  July 1, 2009       June 30, 2012
    Institutional Class Shares                             Contractual         0.75%  July 1, 2009       June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                           CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                        VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
-----------------------------------------------------      ------------  -----------     -----------------  -----------------
Invesco Van Kampen American Franchise Fund*
    Class A Shares                                         Contractual         1.05%     May 23, 2011       June 30, 2013
    Class B Shares                                         Contractual         1.22%(9)  May 23, 2011       June 30, 2013
    Class C Shares                                         Contractual         1.80%     May 23, 2011       June 30, 2013
    Class R Shares                                         Contractual         1.30%     May 23, 2011       June 30, 2013
    Class Y Shares                                         Contractual         0.80%     May 23, 2011       June 30, 2013
    Institutional Class Shares                             Contractual         0.80%     May 23, 2011       June 30, 2013

Invesco Van Kampen Equity and Income Fund*
    Class A Shares                                         Contractual         0.82%     February 12, 2010  June 30, 2012
    Class B Shares                                         Contractual         0.95%(9)  February 12, 2010  June 30, 2012
    Class C Shares                                         Contractual         1.57%     February 12, 2010  June 30, 2012
    Class R Shares                                         Contractual         1.07%     February 12, 2010  June 30, 2012
    Class Y Shares                                         Contractual         0.57%     February 12, 2010  June 30, 2012
    Institutional Class Shares                             Contractual         0.57%     February 12, 2010  June 30, 2012

Invesco Van Kampen Growth and Income Fund*
    Class A Shares                                         Contractual         0.88%     February 12, 2010  June 30, 2012
    Class B Shares                                         Contractual         1.63%     February 12, 2010  June 30, 2012
    Class C Shares                                         Contractual         1.63%     February 12, 2010  June 30, 2012
    Class R Shares                                         Contractual         1.13%     February 12, 2010  June 30, 2012
    Class Y Shares                                         Contractual         0.63%     February 12, 2010  June 30, 2012
    Institutional Class Shares                             Contractual         0.63%     February 12, 2010  June 30, 2012

Invesco Van Kampen Pennsylvania Tax Free Income Fund*
    Class A Shares                                         Contractual         1.13%     February 12, 2010  June 30, 2012
    Class B Shares                                         Contractual         1.88%     February 12, 2010  June 30, 2012
    Class C Shares                                         Contractual         1.88%     February 12, 2010  June 30, 2012
    Class Y Shares                                         Contractual         0.88%     February 12, 2010  June 30, 2012

Invesco Van Kampen Small Cap Growth Fund*
    Class A Shares                                         Contractual         1.38%     February 12, 2010  June 30, 2012
    Class B Shares                                         Contractual         2.13%     February 12, 2010  June 30, 2012
    Class C Shares                                         Contractual         2.13%     February 12, 2010  June 30, 2012
    Class Y Shares                                         Contractual         1.13%     February 12, 2010  June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                           CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                        VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
-----------------------------------------------------      ------------  -----------  -----------------  -----------------
Invesco Capital Development Fund
    Class A Shares                                        Contractual         2.00%  July 1, 2009        February 28, 2012
    Class B Shares                                        Contractual         2.75%  July 1, 2009        February 28, 2012
    Class C Shares                                        Contractual         2.75%  July 1, 2009        February 28, 2012
    Class R Shares                                        Contractual         2.25%  July 1, 2009        February 28, 2012
    Class Y Shares                                        Contractual         1.75%  July 1, 2009        February 28, 2012
    Investor Class Shares                                 Contractual         2.00%  July 1, 2009        February 28, 2012
    Institutional Class Shares                            Contractual         1.75%  July 1, 2009        February 28, 2012

Invesco Charter Fund
    Class A Shares                                        Contractual         2.00%  July 1, 2009         June 30, 2012
    Class B Shares                                        Contractual         2.75%  July 1, 2009         June 30, 2012
    Class C Shares                                        Contractual         2.75%  July 1, 2009         June 30, 2012
    Class R Shares                                        Contractual         2.25%  July 1, 2009         June 30, 2012
    Class S Shares                                        Contractual         1.90%  September 25, 2009   June 30, 2012
    Class Y Shares                                        Contractual         1.75%  July 1, 2009         June 30, 2012
    Institutional Class Shares                            Contractual         1.75%  July 1, 2009         June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                         CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF       EXPIRATION
FUND                                                      VOLUNTARY    LIMITATION     CURRENT LIMIT            DATE
-----------------------------------------------------    ------------  -----------  -----------------    -----------------
Invesco Constellation Fund
    Class A Shares                                       Contractual         2.00%  July 1, 2009         February 28, 2012
    Class B Shares                                       Contractual         2.75%  July 1, 2009         February 28, 2012
    Class C Shares                                       Contractual         2.75%  July 1, 2009         February 28, 2012
    Class R Shares                                       Contractual         2.25%  July 1, 2009         February 28, 2012
    Class Y Shares                                       Contractual         1.75%  July 1, 2009         February 28, 2012
    Institutional Class Shares                           Contractual         1.75%  July 1, 2009         February 28, 2012

Invesco Disciplined Equity Fund
    Class Y Shares                                       Contractual         1.75%  July 14, 2009        February 28, 2012

Invesco Diversified Dividend Fund
    Class A Shares                                       Contractual         1.00%  May 23, 2011         June 30, 2012
    Class B Shares                                       Contractual         1.75%  May 23, 2011         June 30, 2012
    Class C Shares                                       Contractual         1.75%  May 23, 2011         June 30, 2012
    Class R Shares                                       Contractual         1.25%  May 23, 2011         June 30, 2012
    Class Y Shares                                       Contractual         0.75%  May 23, 2011         June 30, 2012
    Investor Class Shares                                Contractual         1.00%  May 23, 2011         June 30, 2012
    Institutional Class Shares                           Contractual         0.75%  May 23, 2011         June 30, 2012

Invesco Summit Fund
    Class A Shares                                       Contractual         2.00%  July 1, 2009         February 28, 2012
    Class B Shares                                       Contractual         2.75%  July 1, 2009         February 28, 2012
    Class C Shares                                       Contractual         2.75%  July 1, 2009         February 28, 2012
    Class P Shares                                       Contractual         1.85%  July 1, 2009         February 28, 2012
    Class S Shares                                       Contractual         1.90%  September 25, 2009   February 28, 2012
    Class Y Shares                                       Contractual         1.75%  July 1, 2009         February 28, 2012
    Institutional Class Shares                           Contractual         1.75%  July 1, 2009         February 28, 2012

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                         CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                      VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
-----------------------------------------------------    ------------  -----------   -----------------    -----------------
Invesco European Small Company Fund
    Class A Shares                                      Contractual         2.25%    July 1, 2009          April 30, 2012
    Class B Shares                                      Contractual         3.00%    July 1, 2009          April 30, 2012
    Class C Shares                                      Contractual         3.00%    July 1, 2009          April 30, 2012
    Class Y Shares                                      Contractual         2.00%    July 1, 2009          April 30, 2012

Invesco Global Core Equity Fund
    Class A Shares                                      Contractual         1.25%    May 23, 2011          June 30, 2013
    Class B Shares                                      Contractual         1.52%(9) May 23, 2011          June 30, 2013
    Class C Shares                                      Contractual         2.00%    May 23, 2011          June 30, 2013
    Class R Shares                                      Contractual         1.50%    May 23, 2011          June 30, 2013
    Class Y Shares                                      Contractual         1.00%    May 23, 2011          June 30, 2013
    Institutional Class Shares                          Contractual         1.00%    May 23, 2011          June 30, 2013

Invesco International Small Company Fund
    Class A Shares                                      Contractual         2.25%    July 1, 2009          April 30, 2012
    Class B Shares                                      Contractual         3.00%    July 1, 2009          April 30, 2012
    Class C Shares                                      Contractual         3.00%    July 1, 2009          April 30, 2012
    Class Y Shares                                      Contractual         2.00%    July 1, 2009          April 30, 2012
    Institutional Class Shares                          Contractual         2.00%    July 1, 2009          April 30, 2012

Invesco Small Cap Equity Fund
    Class A Shares                                      Contractual         2.00%    July 1, 2009          April 30, 2012
    Class B Shares                                      Contractual         2.75%    July 1, 2009          April 30, 2012
    Class C Shares                                      Contractual         2.75%    July 1, 2009          April 30, 2012
    Class R Shares                                      Contractual         2.25%    July 1, 2009          April 30, 2012
    Class Y Shares                                      Contractual         1.75%    July 1, 2009          April 30, 2012
    Institutional Class Shares                          Contractual         1.75%    July 1, 2009          April 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                           CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF         EXPIRATION
FUND                                                        VOLUNTARY    LIMITATION     CURRENT LIMIT              DATE
-----------------------------------------------------      ------------  -----------  -----------------       -----------------
Invesco Balanced-Risk Retirement 2020 Fund(4)
    Class A Shares                                        Contractual         0.25%  November 4, 2009        April 30, 2012
    Class A5 Shares                                       Contractual         0.25%  February 12, 2010       April 30, 2012
    Class B Shares                                        Contractual         1.00%  November 4, 2009        April 30, 2012
    Class C Shares                                        Contractual         1.00%  November 4, 2009        April 30, 2012
    Class C5 Shares                                       Contractual         1.00%  February 12, 2010       April 30, 2012
    Class R Shares                                        Contractual         0.50%  November 4, 2009        April 30, 2012
    Class R5 Shares                                       Contractual         0.50%  February 12, 2010       April 30, 2012
    Class Y Shares                                        Contractual         0.00%  November 4, 2009        April 30, 2012
    Institutional Class Shares                            Contractual         0.00%  November 4, 2009        April 30, 2012

Invesco Balanced-Risk Retirement 2030 Fund(5)
    Class A Shares                                        Contractual         0.25%  November 4, 2009        April 30, 2012
    Class A5 Shares                                       Contractual         0.25%  February 12, 2010       April 30, 2012
    Class B Shares                                        Contractual         1.00%  November 4, 2009        April 30, 2012
    Class C Shares                                        Contractual         1.00%  November 4, 2009        April 30, 2012
    Class C5 Shares                                       Contractual         1.00%  February 12, 2010       April 30, 2012
    Class R Shares                                        Contractual         0.50%  November 4, 2009        April 30, 2012
    Class R5 Shares                                       Contractual         0.50%  February 12, 2010       April 30, 2012
    Class Y Shares                                        Contractual         0.00%  November 4, 2009        April 30, 2012
    Institutional Class Shares                            Contractual         0.00%  November 4, 2009        April 30, 2012

Invesco Balanced-Risk Retirement 2040 Fund(6)
    Class A Shares                                        Contractual         0.25%  November 4, 2009        April 30, 2012
    Class A5 Shares                                       Contractual         0.25%  February 12, 2010       April 30, 2012
    Class B Shares                                        Contractual         1.00%  November 4, 2009        April 30, 2012
    Class C Shares                                        Contractual         1.00%  November 4, 2009        April 30, 2012
    Class C5 Shares                                       Contractual         1.00%  February 12, 2010       April 30, 2012
    Class R Shares                                        Contractual         0.50%  November 4, 2009        April 30, 2012
    Class R5 Shares                                       Contractual         0.50%  February 12, 2010       April 30, 2012
    Class Y Shares                                        Contractual         0.00%  November 4, 2009        April 30, 2012
    Institutional Class Shares                            Contractual         0.00%  November 4, 2009        April 30, 2012

Invesco Balanced-Risk Retirement 2050 Fund(8)
    Class A Shares                                        Contractual         0.25%  November 4, 2009        April 30, 2012
    Class A5 Shares                                       Contractual         0.25%  February 12, 2010       April 30, 2012
    Class B Shares                                        Contractual         1.00%  November 4, 2009        April 30, 2012
    Class C Shares                                        Contractual         1.00%  November 4, 2009        April 30, 2012
    Class C5 Shares                                       Contractual         1.00%  February 12, 2010       April 30, 2012
    Class R Shares                                        Contractual         0.50%  November 4, 2009        April 30, 2012
    Class R5 Shares                                       Contractual         0.50%  February 12, 2010       April 30, 2012
    Class Y Shares                                        Contractual         0.00%  November 4, 2009        April 30, 2012
    Institutional Class Shares                            Contractual         0.00%  November 4, 2009        April 30, 2012

Invesco Balanced-Risk Retirement Now Fund(2)
    Class A Shares                                        Contractual         0.25%  November 4, 2009        June 30, 2012
    Class A5 Shares                                       Contractual         0.25%  February 12, 2010       June 30, 2012
    Class B Shares                                        Contractual         1.00%  November 4, 2009        June 30, 2012
    Class C Shares                                        Contractual         1.00%  November 4, 2009        June 30, 2012
    Class C5 Shares                                       Contractual         1.00%  February 12, 2010       June 30, 2012
    Class R Shares                                        Contractual         0.50%  November 4, 2009        June 30, 2012
    Class R5 Shares                                       Contractual         0.50%  February 12, 2010       June 30, 2012
    Class Y Shares                                        Contractual         0.00%  November 4, 2009        June 30, 2012
    Institutional Class Shares                            Contractual         0.00%  November 4, 2009        June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                           CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF         EXPIRATION
FUND                                                        VOLUNTARY    LIMITATION     CURRENT LIMIT              DATE
-----------------------------------------------------      ------------  -----------  -----------------       -----------------
Invesco Convertible Securities Fund*
    Class A Shares                                        Contractual         1.11%  May 23, 2011            June 30, 2012
    Class B Shares                                        Contractual         1.86%  May 23, 2011            June 30, 2012
    Class C Shares                                        Contractual         1.86%  May 23, 2011            June 30, 2012
    Class Y Shares                                        Contractual         0.86%  May 23, 2011            June 30, 2012
    Institutional Class Shares                            Contractual         0.86%  May 23, 2011            June 30, 2012

Invesco Global Equity Fund
    Class A Shares                                        Contractual         2.25%  July 1, 2009            April 30, 2012
    Class B Shares                                        Contractual         3.00%  July 1, 2009            April 30, 2012
    Class C Shares                                        Contractual         3.00%  July 1, 2009            April 30, 2012
    Class R Shares                                        Contractual         2.50%  July 1, 2009            April 30, 2012
    Class Y Shares                                        Contractual         2.00%  July 1, 2009            April 30, 2012
    Institutional Class Shares                            Contractual         2.00%  July 1, 2009            April 30, 2012

Invesco Growth Allocation Fund
    Class A Shares                                        Contractual         0.37%  June 6, 2011            June 30, 2012
    Class B Shares                                        Contractual         1.12%  June 6, 2011            June 30, 2012
    Class C Shares                                        Contractual         1.12%  June 6, 2011            June 30, 2012
    Class R Shares                                        Contractual         0.62%  June 6, 2011            June 30, 2012
    Class S Shares                                        Contractual         0.27%  June 6, 2011            June 30, 2012
    Class Y Shares                                        Contractual         0.12%  June 6, 2011            June 30, 2012
    Institutional Class Shares                            Contractual         0.12%  June 6, 2011            June 30, 2012

Invesco Income Allocation Fund
    Class A Shares                                        Contractual         0.28%  July 1, 2009            April 30, 2012
    Class B Shares                                        Contractual         1.03%  July 1, 2009            April 30, 2012
    Class C Shares                                        Contractual         1.03%  July 1, 2009            April 30, 2012
    Class R Shares                                        Contractual         0.53%  July 1, 2009            April 30, 2012
    Class Y Shares                                        Contractual         0.03%  July 1, 2009            April 30, 2012
    Institutional Class Shares                            Contractual         0.03%  July 1, 2009            April 30, 2012

Invesco International Allocation Fund
    Class A Shares                                        Contractual         0.43%  July 1, 2009            April 30, 2012
    Class B Shares                                        Contractual         1.18%  July 1, 2009            April 30, 2012
    Class C Shares                                        Contractual         1.18%  July 1, 2009            April 30, 2012
    Class R Shares                                        Contractual         0.68%  July 1, 2009            April 30, 2012
    Class Y Shares                                        Contractual         0.18%  July 1, 2009            April 30, 2012
    Institutional Class Shares                            Contractual         0.18%  July 1, 2009            April 30, 2012

Invesco Mid Cap Core Equity Fund
    Class A Shares                                        Contractual         2.00%  July 1, 2009            April 30, 2012
    Class B Shares                                        Contractual         2.75%  July 1, 2009            April 30, 2012
    Class C Shares                                        Contractual         2.75%  July 1, 2009            April 30, 2012
    Class R Shares                                        Contractual         2.25%  July 1, 2009            April 30, 2012
    Class Y Shares                                        Contractual         1.75%  July 1, 2009            April 30, 2012
    Institutional Class Shares                            Contractual         1.75%  July 1, 2009            April 30, 2012

Invesco Moderate Allocation Fund
    Class A Shares                                        Contractual         0.37%  July 1, 2009            June 30, 2012
    Class B Shares                                        Contractual         1.12%  July 1, 2009            June 30, 2012
    Class C Shares                                        Contractual         1.12%  July 1, 2009            June 30, 2012
    Class R Shares                                        Contractual         0.62%  July 1, 2009            June 30, 2012
    Class S Shares                                        Contractual         0.27%  September 25, 2009      June 30, 2012
    Class Y Shares                                        Contractual         0.12%  July 1, 2009            June 30, 2012
    Institutional Class Shares                            Contractual         0.12%  July 1, 2009            June 30, 2012

Invesco Moderately Conservative Allocation Fund
    Class A Shares                                        Contractual         0.39%  July 1, 2009            June 30, 2012
    Class B Shares                                        Contractual         1.14%  July 1, 2009            June 30, 2012
    Class C Shares                                        Contractual         1.14%  July 1, 2009            June 30, 2012
    Class R Shares                                        Contractual         0.64%  July 1, 2009            June 30, 2012
    Class S Shares                                        Contractual         0.29%  June 6, 2011            June 30, 2012
    Class Y Shares                                        Contractual         0.14%  July 1, 2009            June 30, 2012
    Institutional Class Shares                            Contractual         0.14%  July 1, 2009            June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                           CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF          EXPIRATION
FUND                                                        VOLUNTARY    LIMITATION     CURRENT LIMIT              DATE
-----------------------------------------------------      ------------  -----------  -----------------       -----------------
Invesco Small Cap Growth Fund
    Class A Shares                                        Contractual         2.00%   July 1, 2009            April 30, 2012
    Class B Shares                                        Contractual         2.75%   July 1, 2009            April 30, 2012
    Class C Shares                                        Contractual         2.75%   July 1, 2009            April 30, 2012
    Class R Shares                                        Contractual         2.25%   July 1, 2009            April 30, 2012
    Class Y Shares                                        Contractual         1.75%   July 1, 2009            April 30, 2012
    Investor Class Shares                                 Contractual         2.00%   July 1, 2009            April 30, 2012
    Institutional Class Shares                            Contractual         1.75%   July 1, 2009            April 30, 2012

Invesco Van Kampen Leaders Fund*
    Class A Shares                                        Contractual         0.50%   February 12, 2010       June 30, 2012
    Class B Shares                                        Contractual         1.25%   February 12, 2010       June 30, 2012
    Class C Shares                                        Contractual         1.25%   February 12, 2010       June 30, 2012
    Class Y Shares                                        Contractual         0.25%   February 12, 2010       June 30, 2012

Invesco Van Kampen U.S. Mortgage Fund*
    Class A Shares                                        Contractual         0.96%   February 12, 2010       June 30, 2012
    Class B Shares                                        Contractual         1.71%   February 12, 2010       June 30, 2012
    Class C Shares                                        Contractual         1.71%   February 12, 2010       June 30, 2012
    Class Y Shares                                        Contractual         0.71%   February 12, 2010       June 30, 2012
    Institutional Class Shares                            Contractual         0.71%   February 12, 2010       June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                           CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF          EXPIRATION
FUND                                                        VOLUNTARY    LIMITATION     CURRENT LIMIT              DATE
-----------------------------------------------------      ------------  -----------  -----------------       -----------------
Invesco Asia Pacific Growth Fund
    Class A Shares                                        Contractual         2.25%   July 1, 2009            February 28, 2012
    Class B Shares                                        Contractual         3.00%   July 1, 2009            February 28, 2012
    Class C Shares                                        Contractual         3.00%   July 1, 2009            February 28, 2012
    Class Y Shares                                        Contractual         2.00%   July 1, 2009            February 28, 2012

Invesco European Growth Fund
    Class A Shares                                        Contractual         2.25%   July 1, 2009            February 28, 2012
    Class B Shares                                        Contractual         3.00%   July 1, 2009            February 28, 2012
    Class C Shares                                        Contractual         3.00%   July 1, 2009            February 28, 2012
    Class R Shares                                        Contractual         2.50%   July 1, 2009            February 28, 2012
    Class Y Shares                                        Contractual         2.00%   July 1, 2009            February 28, 2012
    Investor Class Shares                                 Contractual         2.25%   July 1, 2009            February 28, 2012

Invesco Global Growth Fund
    Class A Shares                                        Contractual         2.25%   May 23, 2011            February 28, 2012
    Class B Shares                                        Contractual         3.00%   May 23, 2011            February 28, 2012
    Class C Shares                                        Contractual         3.00%   May 23, 2011            February 28, 2012
    Class Y Shares                                        Contractual         2.00%   May 23, 2011            February 28, 2012
    Institutional Class Shares                            Contractual         2.00%   May 23, 2011            February 28, 2012
Invesco Global Small & Mid Cap Growth Fund
    Class A Shares                                        Contractual         2.25%   July 1, 2009            February 28, 2012
    Class B Shares                                        Contractual         3.00%   July 1, 2009            February 28, 2012
    Class C Shares                                        Contractual         3.00%   July 1, 2009            February 28, 2012
    Class Y Shares                                        Contractual         2.00%   July 1, 2009            February 28, 2012
    Institutional Class Shares                            Contractual         2.00%   July 1, 2009            February 28, 2012

Invesco International Core Equity Fund
    Class A Shares                                        Contractual         2.25%   July 1, 2009            February 28, 2012
    Class B Shares                                        Contractual         3.00%   July 1, 2009            February 28, 2012
    Class C Shares                                        Contractual         3.00%   July 1, 2009            February 28, 2012
    Class R Shares                                        Contractual         2.50%   July 1, 2009            February 28, 2012
    Class Y Shares                                        Contractual         2.00%   July 1, 2009            February 28, 2012
    Investor  Class Shares                                Contractual         2.25%   July 1, 2009            February 28, 2012
    Institutional Class Shares                            Contractual         2.00%   July 1, 2009            February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                           CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF          EXPIRATION
FUND                                                        VOLUNTARY    LIMITATION     CURRENT LIMIT              DATE
-----------------------------------------------------      ------------  -----------  -----------------       -----------------
Invesco International Growth Fund
    Class A Shares                                        Contractual         1.40%   May 23, 2011            June 30, 2013
    Class B Shares                                        Contractual         2.15%   May 23, 2011            June 30, 2013
    Class C Shares                                        Contractual         2.15%   May 23, 2011            June 30, 2013
    Class R Shares                                        Contractual         1.65%   May 23, 2011            June 30, 2013
    Class Y Shares                                        Contractual         1.15%   May 23, 2011            June 30, 2013
    Institutional Class Shares                            Contractual         1.15%   May 23, 2011            June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                           CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF          EXPIRATION
FUND                                                        VOLUNTARY    LIMITATION     CURRENT LIMIT              DATE
-----------------------------------------------------      ------------  -----------  -----------------       -----------------
Invesco Balanced-Risk Allocation Fund(8)
    Class A Shares                                         Contractual         1.04%  November 4, 2009        February 28, 2012
    Class B Shares                                         Contractual         1.79%  November 4, 2009        February 28, 2012
    Class C Shares                                         Contractual         1.79%  November 4, 2009        February 28, 2012
    Class R Shares                                         Contractual         1.29%  November 4, 2009        February 28, 2012
    Class Y Shares                                         Contractual         0.79%  November 4, 2009        February 28, 2012
    Institutional Class Shares                             Contractual         0.79%  November 4, 2009        February 28, 2012

Invesco Balanced-Risk Commodity Strategy Fund(11)
    Class A Shares                                         Contractual         1.22%  November 29, 2010       February 28, 2012
    Class B Shares                                         Contractual         1.97%  November 29, 2010       February 28, 2012
    Class C Shares                                         Contractual         1.97%  November 29, 2010       February 28, 2012
    Class R Shares                                         Contractual         1.47%  November 29, 2010       February 28, 2012
    Class Y Shares                                         Contractual         0.97%  November 29, 2010       February 28, 2012
    Institutional Class Shares                             Contractual         0.97%  November 29, 2010       February 28, 2012

Invesco China Fund
    Class A Shares                                         Contractual         2.25%  July 1, 2009            February 28, 2012
    Class B Shares                                         Contractual         3.00%  July 1, 2009            February 28, 2012
    Class C Shares                                         Contractual         3.00%  July 1, 2009            February 28, 2012
    Class Y Shares                                         Contractual         2.00%  July 1, 2009            February 28, 2012
    Institutional Class Shares                             Contractual         2.00%  July 1, 2009            February 28, 2012

Invesco Commodities Strategy Fund(12)
    Class A Shares                                         Contractual         1.25%  February 12, 2010       June 30, 2012
    Class B Shares                                         Contractual         2.00%  February 12, 2010       June 30, 2012
    Class C Shares                                         Contractual         2.00%  February 12, 2010       June 30, 2012
    Class R Shares                                         Contractual         1.50%  February 12, 2010       June 30, 2012
    Class Y Shares                                         Contractual         1.00%  February 12, 2010       June 30, 2012
    Institutional Class Shares                             Contractual         1.00%  February 12, 2010       June 30, 2012

Invesco Developing Markets Fund
    Class A Shares                                         Contractual         2.10%  May 23, 2011            June 30, 2012
    Class B Shares                                         Contractual         2.85%  May 23, 2011            June 30, 2012
    Class C Shares                                         Contractual         2.85%  May 23, 2011            June 30, 2012
    Class Y Shares                                         Contractual         1.85%  May 23, 2011            June 30, 2012
    Institutional Class Shares                             Contractual         1.85%  May 23, 2011            June 30, 2012

Invesco Emerging Markets Equity Fund
    Class A Shares                                         Contractual         1.85%  May 11, 2011            June 30, 2012
    Class C Shares                                         Contractual         2.60%  May 11, 2011            June 30, 2012
    Class R Shares                                         Contractual         2.10%  May 11, 2011            June 30, 2012
    Class Y Shares                                         Contractual         1.60%  May 11, 2011            June 30, 2012
    Institutional Class Shares                             Contractual         1.60%  May 11, 2011            June 30, 2012

Invesco Emerging Market Local Currency Debt Fund
    Class A Shares                                         Contractual         1.24%  June 14, 2010           February 28, 2012
    Class B Shares                                         Contractual         1.99%  June 14, 2010           February 28, 2012
    Class C Shares                                         Contractual         1.99%  June 14, 2010           February 28, 2012
    Class R Shares                                         Contractual         1.49%  June 14, 2010           February 28, 2012
    Class Y Shares                                         Contractual         0.99%  June 14, 2010           February 28, 2012
    Institutional Class Shares                             Contractual         0.99%  June 14, 2010           February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                           CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF          EXPIRATION
FUND                                                        VOLUNTARY    LIMITATION     CURRENT LIMIT              DATE
-----------------------------------------------------      ------------  -----------  -----------------       -----------------
Invesco Endeavor Fund
    Class A Shares                                         Contractual         2.00%  July 1, 2009            February 28, 2012
    Class B Shares                                         Contractual         2.75%  July 1, 2009            February 28, 2012
    Class C Shares                                         Contractual         2.75%  July 1, 2009            February 28, 2012
    Class R Shares                                         Contractual         2.25%  July 1, 2009            February 28, 2012
    Class Y Shares                                         Contractual         1.75%  July 1, 2009            February 28, 2012
    Institutional Class Shares                             Contractual         1.75%  July 1, 2009            February 28, 2012

Invesco Global Advantage Fund*
    Class A Shares                                         Contractual         1.41%  February 12, 2010       June 30, 2012
    Class B Shares                                         Contractual         2.16%  February 12, 2010       June 30, 2012
    Class C Shares                                         Contractual         2.16%  February 12, 2010       June 30, 2012
    Class Y Shares                                         Contractual         1.16%  February 12, 2010       June 30, 2012

Invesco Global Health Care Fund
    Class A Shares                                         Contractual         1.65%  May 23, 2011            June 30, 2012
    Class B Shares                                         Contractual         2.40%  May 23, 2011            June 30, 2012
    Class C Shares                                         Contractual         2.40%  May 23, 2011            June 30, 2012
    Class Y Shares                                         Contractual         1.40%  May 23, 2011            June 30, 2012
    Investor Class Shares                                  Contractual         1.65%  May 23, 2011            June 30, 2012

Invesco International Total Return Fund
    Class A Shares                                         Contractual         1.10%  March 31, 2006          February 28, 2012
    Class B Shares                                         Contractual         1.85%  March 31, 2006          February 28, 2012
    Class C Shares                                         Contractual         1.85%  March 31, 2006          February 28, 2012
    Class Y Shares                                         Contractual         0.85%  October 3, 2008         February 28, 2012
    Institutional Class Shares                             Contractual         0.85%  March 31, 2006          February 28, 2012

Invesco Pacific Growth Fund*
    Class A Shares                                         Contractual         1.88%  February 12, 2010       June 30, 2012
    Class B Shares                                         Contractual         2.63%  February 12, 2010       June 30, 2012
    Class C Shares                                         Contractual         2.63%  February 12, 2010       June 30, 2012
    Class R Shares                                         Contractual         2.13%  February 12, 2010       June 30, 2012
    Class Y Shares                                         Contractual         1.63%  February 12, 2010       June 30, 2012
    Institutional Class Shares                             Contractual         1.63%  May 23, 2011            June 30, 2012

Invesco Small Companies Fund
    Class A Shares                                         Contractual         2.00%  July 1, 2009            February 28, 2012
    Class B Shares                                         Contractual         2.75%  July 1, 2009            February 28, 2012
    Class C Shares                                         Contractual         2.75%  July 1, 2009            February 28, 2012
    Class R Shares                                         Contractual         2.25%  July 1, 2009            February 28, 2012
    Class Y Shares                                         Contractual         1.75%  July 1, 2009            February 28, 2012
    Institutional Class Shares                             Contractual         1.75%  July 1, 2009            February 28, 2012

Invesco Van Kampen Global Tactical Asset
Allocation Fund*
    Class A Shares                                         Contractual         1.20%  February 12, 2010       June 30, 2012
    Class B Shares                                         Contractual         1.95%  February 12, 2010       June 30, 2012
    Class C Shares                                         Contractual         1.95%  February 12, 2010       June 30, 2012
    Class R Shares                                         Contractual         1.45%  February 12, 2010       June 30, 2012
    Class Y Shares                                         Contractual         0.95%  February 12, 2010       June 30, 2012
    Institutional Class Shares                             Contractual         0.95%  February 12, 2010       June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                       CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY    LIMITATION     CURRENT LIMIT           DATE
-------------------------------------------------      ------------  -----------  -----------------    -----------------
Invesco Dynamics Fund
    Class A Shares                                     Contractual         2.00%  July 1, 2009          June 30, 2011
    Class B Shares                                     Contractual         2.75%  July 1, 2009          June 30, 2011
    Class C Shares                                     Contractual         2.75%  July 1, 2009          June 30, 2011
    Class R Shares                                     Contractual         2.25%  July 1, 2009          June 30, 2011
    Class Y Shares                                     Contractual         1.75%  July 1, 2009          June 30, 2011
    Investor Class Shares                              Contractual         2.00%  July 1, 2009          June 30, 2011
    Institutional Class Shares                         Contractual         1.75%  July 1, 2009          June 30, 2011

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                       CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF     EXPIRATION
FUND                                                     VOLUNTARY    LIMITATION       CURRENT LIMIT         DATE
-------------------------------------------------      ------------  -----------    -----------------   -----------------
Invesco Global Real Estate Fund
    Class A Shares                                     Contractual         2.00%    July 1, 2009        June 30, 2011
    Class B Shares                                     Contractual         2.75%    July 1, 2009        June 30, 2011
    Class C Shares                                     Contractual         2.75%    July 1, 2009        June 30, 2011
    Class R Shares                                     Contractual         2.25%    July 1, 2009        June 30, 2011
    Class Y Shares                                     Contractual         1.75%    July 1, 2009        June 30, 2011
    Institutional Class Shares                         Contractual         1.75%    July 1, 2009        June 30, 2011

Invesco High Yield Fund
    Class A Shares                                     Contractual         0.89%    June 6, 2011        June 30, 2013
    Class B Shares                                     Contractual         1.64%    June 6, 2011        June 30, 2013
    Class C Shares                                     Contractual         1.64%    June 6, 2011        June 30, 2013
    Class Y Shares                                     Contractual         0.64%    June 6, 2011        June 30, 2013
    Investor Class Shares                              Contractual         0.89%    June 6, 2011        June 30, 2013
    Institutional Class Shares                         Contractual         0.64%    June 6, 2011        June 30, 2013

Invesco High Yield Securities Fund*
    Class A Shares                                     Contractual         2.13%    February 12, 2010   June 30, 2012
    Class B Shares                                     Contractual         2.63%    February 12, 2010   June 30, 2012
    Class C Shares                                     Contractual         2.73%    February 12, 2010   June 30, 2012
    Class Y Shares                                     Contractual         1.88%    February 12, 2010   June 30, 2012

Invesco Municipal Bond Fund
    Class A Shares                                     Contractual         0.57%    March 4, 2009       June 30, 2011
    Class B Shares                                     Contractual         1.32%    March 4, 2009       June 30, 2011
    Class C Shares                                     Contractual         1.32%    March 4, 2009       June 30, 2011
    Class Y Shares                                     Contractual         0.32%    March 4, 2009       June 30, 2011
    Investor Class Shares                              Contractual         0.57%    March 4, 2009       June 30, 2011

Invesco Real Estate Fund
    Class A Shares                                     Contractual         1.55%    May 23, 2011        June 30, 2012
    Class B Shares                                     Contractual         2.30%    May 23, 2011        June 30, 2012
    Class C Shares                                     Contractual         2.30%    May 23, 2011        June 30, 2012
    Class R Shares                                     Contractual         1.80%    May 23, 2011        June 30, 2012
    Class Y Shares                                     Contractual         1.30%    May 23, 2011        June 30, 2012
    Investor Class Shares                              Contractual         1.55%    May 23, 2011        June 30, 2012
    Institutional Class Shares                         Contractual         1.30%    May 23, 2011        June 30, 2012

Invesco Short Term Bond Fund
    Class A Shares                                     Contractual         0.56%    June 6, 2011        June 30, 2013
    Class C Shares                                     Contractual         0.91%(9) March 4, 2009       June 30, 2013
    Class R Shares                                     Contractual         0.91%    March 4, 2009       June 30, 2013
    Class Y Shares                                     Contractual         0.41%    March 4, 2009       June 30, 2013
    Institutional Class Shares                         Contractual         0.41%    March 4, 2009       June 30, 2013

Invesco U.S. Government Fund
    Class A Shares                                     Contractual         1.03%    June 6, 2011        June 30, 2012
    Class B Shares                                     Contractual         1.78%    June 6, 2011        June 30, 2012
    Class C Shares                                     Contractual         1.78%    June 6, 2011        June 30, 2012
    Class R Shares                                     Contractual         1.28%    June 6, 2011        June 30, 2012
    Class Y Shares                                     Contractual         0.78%    June 6, 2011        June 30, 2012
    Investor Class Shares                              Contractual         1.03%    June 6, 2011        June 30, 2012
    Institutional Class Shares                         Contractual         0.78%    June 6, 2011        June 30, 2012

Invesco Van Kampen Corporate Bond Fund*
    Class A Shares                                     Contractual         0.95%    February 12, 2010   June 30, 2012
    Class B Shares                                     Contractual         1.29%(9) June 6, 2011        June 30, 2012
    Class C Shares                                     Contractual         1.65%(9) June 6, 2011        June 30, 2012
    Class R Shares                                     Contractual         1.20%    June 6, 2011        June 30, 2012
    Class Y Shares                                     Contractual         0.70%    February 12, 2010   June 30, 2012
    Institutional Class Shares                         Contractual         0.70%    February 12, 2010   June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                    CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF      EXPIRATION
FUND                                                 VOLUNTARY     LIMITATION       CURRENT LIMIT          DATE
-------------------------------------------        ------------   -----------    -----------------    -----------------
Invesco Energy Fund
    Class A Shares                                 Contractual         2.00%     July 1, 2009         August 31, 2011
    Class B Shares                                 Contractual         2.75%     July 1, 2009         August 31, 2011
    Class C Shares                                 Contractual         2.75%     July 1, 2009         August 31, 2011
    Class Y Shares                                 Contractual         1.75%     July 1, 2009         August 31, 2011
    Investor Class Shares                          Contractual         2.00%     July 1, 2009         August 31, 2011
    Institutional Class Shares                     Contractual         1.75%     July 1, 2009         August 31, 2011

Invesco Gold & Precious Metals Fund
    Class A Shares                                 Contractual         2.00%     July 1, 2009         August 31, 2011
    Class B Shares                                 Contractual         2.75%     July 1, 2009         August 31, 2011
    Class C Shares                                 Contractual         2.75%     July 1, 2009         August 31, 2011
    Class Y Shares                                 Contractual         1.75%     July 1, 2009         August 31, 2011
    Investor Class Shares                          Contractual         2.00%     July 1, 2009         August 31, 2011

Invesco Leisure Fund
    Class A Shares                                 Contractual         2.00%     July 1, 2009         August 31, 2011
    Class B Shares                                 Contractual         2.75%     July 1, 2009         August 31, 2011
    Class C Shares                                 Contractual         2.75%     July 1, 2009         August 31, 2011
    Class R Shares                                 Contractual         2.25%     July 1, 2009         August 31, 2011
    Class Y Shares                                 Contractual         1.75%     July 1, 2009         August 31, 2011
    Investor Class Shares                          Contractual         2.00%     July 1, 2009         August 31, 2011

Invesco Technology Fund
    Class A Shares                                 Contractual         1.76%     May 23, 2011         June 30, 2012
    Class B Shares                                 Contractual         2.51%     May 23, 2011         June 30, 2012
    Class C Shares                                 Contractual         2.51%     May 23, 2011         June 30, 2012
    Class Y Shares                                 Contractual         1.51%     May 23, 2011         June 30, 2012
    Investor Class Shares                          Contractual         1.76%     May 23, 2011         June 30, 2012
    Institutional Class Shares                     Contractual         1.51%     May 23, 2011         June 30, 2012

Invesco Technology Sector Fund*
    Class A Shares                                 Contractual         2.00%     February 12, 2010    June 30, 2012
    Class B Shares                                 Contractual         2.75%     February 12, 2010    June 30, 2012
    Class C Shares                                 Contractual         2.75%     February 12, 2010    June 30, 2012
    Class Y Shares                                 Contractual         1.75%     February 12, 2010    June 30, 2012

Invesco U.S. Mid Cap Value Fund*
    Class A Shares                                 Contractual         1.27%     February 12, 2010    June 30, 2012
    Class B Shares                                 Contractual         2.02%     February 12, 2010    June 30, 2012
    Class C Shares                                 Contractual         2.02%     February 12, 2010    June 30, 2012
    Class Y Shares                                 Contractual         1.02%     February 12, 2010    June 30, 2012

Invesco Utilities Fund
    Class A Shares                                 Contractual         1.32%     May 23, 2011         June 30, 2013
    Class B Shares                                 Contractual         2.07%     May 23, 2011         June 30, 2013
    Class C Shares                                 Contractual         2.07%     May 23, 2011         June 30, 2013
    Class Y Shares                                 Contractual         1.07%     May 23, 2011         June 30, 2013
    Investor Class Shares                          Contractual         1.32%     May 23, 2011         June 30, 2013
    Institutional Class Shares                     Contractual         1.07%     May 23, 2011         June 30, 2013

Invesco Value Fund*
    Class A Shares                                 Contractual         1.25%     February 12, 2010    June 30, 2012
    Class B Shares                                 Contractual         2.00%     February 12, 2010    June 30, 2012
    Class C Shares                                 Contractual         2.00%     February 12, 2010    June 30, 2012
    Class Y Shares                                 Contractual         1.00%     February 12, 2010    June 30, 2012

Invesco Van Kampen American Value Fund*
    Class A Shares                                 Contractual         1.41%     February 12, 2010    June 30, 2012
    Class B Shares                                 Contractual         1.65%(9)  May 23, 2011         June 30, 2012
    Class C Shares                                 Contractual         2.16%     February 12, 2010    June 30, 2012
    Class R Shares                                 Contractual         1.66%     February 12, 2010    June 30, 2012
    Class Y Shares                                 Contractual         1.16%     February 12, 2010    June 30, 2012
    Institutional Class Shares                     Contractual         1.16%     February 12, 2010    June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                     CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF      EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION       CURRENT LIMIT          DATE
------------------------------------------------    ------------  -----------    -----------------    -----------------
Invesco Van Kampen Comstock Fund*
    Class A Shares                                 Contractual         0.89%     February 12, 2010    June 30, 2012
    Class B Shares                                 Contractual         1.64%     February 12, 2010    June 30, 2012
    Class C Shares                                 Contractual         1.64%     February 12, 2010    June 30, 2012
    Class R Shares                                 Contractual         1.14%     February 12, 2010    June 30, 2012
    Class Y Shares                                 Contractual         0.64%     February 12, 2010    June 30, 2012
    Institutional Class Shares                     Contractual         0.64%     February 12, 2010    June 30, 2012

Invesco Van Kampen Mid Cap Growth Fund*
    Class A Shares                                 Contractual         1.40%     February 12, 2010    June 30, 2012
    Class B Shares                                 Contractual         2.15%     February 12, 2010    June 30, 2012
    Class C Shares                                 Contractual         2.15%     February 12, 2010    June 30, 2012
    Class R Shares                                 Contractual         1.65%     February 12, 2010    June 30, 2012
    Class Y Shares                                 Contractual         1.15%     February 12, 2010    June 30, 2012
    Institutional Class Shares                     Contractual         1.15%     February 12, 2010    June 30, 2012

Invesco Van Kampen Small Cap Value Fund*
    Class A Shares                                 Contractual         1.03%     May 23, 2011         June 30, 2012
    Class B Shares                                 Contractual         1.40%(9)  May 23, 2011         June 30, 2012
    Class C Shares                                 Contractual         1.78%     May 23, 2011         June 30, 2012
    Class Y Shares                                 Contractual         0.78%     May 23, 2011         June 30, 2012

Van Kampen Value Opportunities Fund*
    Class A Shares                                 Contractual         1.41%     February 12, 2010    June 30, 2012
    Class B Shares                                 Contractual         2.16%     February 12, 2010    June 30, 2012
    Class C Shares                                 Contractual         2.16%     February 12, 2010    June 30, 2012
    Class R Shares                                 Contractual         1.66%     May 23, 2011         June 30, 2012
    Class Y Shares                                 Contractual         1.16%     February 12, 2010    June 30, 2012
    Institutional Class Shares                     Contractual         1.16%     May 23, 2011         June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                     CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF        EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION     CURRENT LIMIT            DATE
------------------------------------------------     ------------  -----------  -----------------      -----------------
Invesco High Income Municipal Fund
    Class A Shares                                   Voluntary           0.83%  March 4, 2009           N/A(10)
    Class B Shares                                   Voluntary           1.58%  March 4, 2009           N/A(10)
    Class C Shares                                   Voluntary           1.58%  March 4, 2009           N/A(10)
    Class Y Shares                                   Voluntary           0.58%  March 4, 2009           N/A(10)
    Institutional Class Shares                       Voluntary           0.58%  March 4, 2009           N/A(10)

Invesco Van Kampen High Yield
Municipal Fund*
    Class A Shares                                   Contractual         0.87%  February 12, 2010       June 30, 2012
    Class B Shares                                   Contractual         1.62%  February 12, 2010       June 30, 2012
    Class C Shares                                   Contractual         1.62%  February 12, 2010       June 30, 2012
    Class Y Shares                                   Contractual         0.62%  February 12, 2010       June 30, 2012

Invesco Van Kampen Intermediate Term
Municipal Income Fund*
    Class A Shares                                   Contractual         0.75%  June 6, 2011            June 30, 2013
    Class B Shares                                   Contractual         1.50%  June 6, 2011            June 30, 2013
    Class C Shares                                   Contractual         1.50%  June 6, 2011            June 30, 2013
    Class Y Shares                                   Contractual         0.50%  June 6, 2011            June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION  OF CURRENT LIMIT       DATE
------------------------------------------------- -----------  ----------- ----------------     ----------
Invesco Van Kampen Municipal Income Fund*
    Class A Shares                                Contractual        0.83%  June 6, 20111      June 30, 2013
    Class B Shares                                Contractual        1.58%  June 6, 20111      June 30, 2013
    Class C Shares                                Contractual        1.58%  June 6, 20111      June 30, 2013
    Class Y Shares                                Contractual        0.58%  June 6, 20111      June 30, 2013
Invesco Van Kampen New York Tax Free Income Fund*
    Class A Shares                                Contractual        0.78%  February 12, 2010  June 30, 2012
    Class B Shares                                Contractual        1.53%  February 12, 2010  June 30, 2012
    Class C Shares                                Contractual        1.53%  February 12, 2010  June 30, 2012
    Class Y Shares                                Contractual        0.53%  February 12, 2010  June 30, 2012

---------------
1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

2 In addition upon closing of a reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

3 In addition upon closing of a reorganization with Van Kampen 2010 Retirement Strategy and Van Kampen 2015 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.38%, 1.13%, 0.63% and 0.13% for Class A5, C5, R5 and Y, respectively.

4 In addition upon closing of a reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

5 In addition upon closing of a reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

6 In addition upon closing of a reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

7 In addition upon closing of a reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

8 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

9 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

10 Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

11 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

12 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                              as of June 6, 2011

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

                          SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/   EXPENSE         EFFECTIVE DATE   EXPIRATION
FUND                                 VOLUNTARY   LIMITATION       OF CURRENT LIMIT     DATE
----------------------------------  ------------ -----------      ----------------  ----------
Government & Agency Portfolio
     Cash Management Class          Contractual        0.22%(2)      July 1, 2009  December 31, 2011
     Corporate Class                Contractual        0.17%         July 1, 2009  December 31, 2011
     Institutional Class            Contractual        0.14%         July 1, 2009  December 31, 2011
     Personal Investment Class      Contractual        0.69%(2)      July 1, 2009  December 31, 2011
     Private Investment Class       Contractual        0.44%(2)      July 1, 2009  December 31, 2011
     Reserve Class                  Contractual        1.01%(2)      July 1, 2009  December 31, 2011
     Resource Class                 Contractual        0.30%(2)      July 1, 2009  December 31, 2011

Government TaxAdvantage Portfolio
     Cash Management Class          Contractual        0.22%(2)      July 1, 2009  December 31, 2011
     Corporate Class                Contractual        0.17%         July 1, 2009  December 31, 2011
     Institutional Class            Contractual        0.14%         July 1, 2009  December 31, 2011
     Personal Investment Class      Contractual        0.69%(2)      July 1, 2009  December 31, 2011
     Private Investment Class       Contractual        0.39%(2)      July 1, 2009  December 31, 2011
     Reserve Class                  Contractual        1.01%(2)      July 1, 2009  December 31, 2011
     Resource Class                 Contractual        0.30%(2)      July 1, 2009  December 31, 2011

Liquid Assets Portfolio
     Cash Management Class          Contractual        0.22%(2)      July 1, 2009  December 31, 2011
     Corporate Class                Contractual        0.17%         July 1, 2009  December 31, 2011
     Institutional Class            Contractual        0.14%         July 1, 2009  December 31, 2011
     Personal Investment Class      Contractual        0.69%(2)      July 1, 2009  December 31, 2011
     Private Investment Class       Contractual        0.44%(2)      July 1, 2009  December 31, 2011
     Reserve Class                  Contractual        1.01%(2)      July 1, 2009  December 31, 2011
     Resource Class                 Contractual        0.34%         July 1, 2009  December 31, 2011

STIC Prime Portfolio
     Cash Management Class          Contractual        0.22%(2)      July 1, 2009  December 31, 2011
     Corporate Class                Contractual        0.17%         July 1, 2009  December 31, 2011
     Institutional Class            Contractual        0.14%         July 1, 2009  December 31, 2011
     Personal Investment Class      Contractual        0.69%(2)      July 1, 2009  December 31, 2011
     Private Investment Class       Contractual        0.44%(2)      July 1, 2009  December 31, 2011
     Reserve Class                  Contractual        1.01%(2)      July 1, 2009  December 31, 2011
     Resource Class                 Contractual        0.30%(2)      July 1, 2009  December 31, 2011

Tax-Free Cash Reserve Portfolio(3)
     Cash Management Class          Contractual        0.33%(2)      July 1, 2009  December 31, 2011
     Corporate Class                Contractual        0.28%         July 1, 2009  December 31, 2011
     Institutional Class            Contractual        0.25%         July 1, 2009  December 31, 2011
     Personal Investment Class      Contractual        0.80%(2)      July 1, 2009  December 31, 2011
     Private Investment Class       Contractual        0.50%(2)      July 1, 2009  December 31, 2011
     Reserve Class                  Contractual        1.12%(2)      July 1, 2009  December 31, 2011
     Resource Class                 Contractual        0.41%(2)      July 1, 2009  December 31, 2011

Treasury Portfolio(3)
     Cash Management Class          Contractual        0.22%(2)      July 1, 2009  December 31, 2011
     Corporate Class                Contractual        0.17%         July 1, 2009  December 31, 2011
     Institutional Class            Contractual        0.14%         July 1, 2009  December 31, 2011
     Personal Investment Class      Contractual        0.69%(2)      July 1, 2009  December 31, 2011
     Private Investment Class       Contractual        0.44%(2)      July 1, 2009  December 31, 2011
     Reserve Class                  Contractual        1.01%(2)      July 1, 2009  December 31, 2011
     Resource Class                 Contractual        0.30%(2)      July 1, 2009  December 31, 2011

---------------
1 The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

3 The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                              as of June 6, 2011

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                              CONTRACTUAL/   EXPENSE    EFFECTIVE DATE         EXPIRATION
FUND                                                          VOLUNTARY   LIMITATION   OF CURRENT LIMIT          DATE
------------------------------------------------------------- ------------ ----------- ----------------        ----------
Invesco V.I. Balanced-Risk
Allocation Fund(1)
     Series I Shares                                          Contractual        0.70%   December 22, 2010     June 30, 2013

     Series II Shares                                         Contractual        0.95%   December 22, 2010     June 30, 2013

Invesco V.I. Basic Value Fund
     Series I Shares                                          Contractual        1.30%   January 1, 2005       April 30, 2012

     Series II Shares                                         Contractual        1.45%   January 1, 2005       April 30, 2012

Invesco V.I. Capital Appreciation Fund
     Series I Shares                                          Contractual        1.30%   January 1, 2005       April 30, 2012

     Series II Shares                                         Contractual        1.45%   January 1, 2005       April 30, 2012

Invesco V.I. Capital Development Fund
     Series I Shares                                          Contractual        1.30%   January 1, 2005       June 30, 2012

     Series II Shares                                         Contractual        1.45%   January 1, 2005       June 30, 2012

Invesco V.I. Core Equity Fund
     Series I Shares                                          Contractual        1.30%   January 1, 2005       April 30, 2012

     Series II Shares                                         Contractual        1.45%   January 1, 2005       April 30, 2012

Invesco V.I. Diversified Income Fund
     Series I Shares                                          Contractual        0.75%   July 1, 2005          April 30, 2012

     Series II Shares                                         Contractual        1.00%   July 1, 2005          April 30, 2012

Invesco V.I. Dividend Growth Fund*
     Series I Shares                                          Contractual        0.67%   February 12, 2010     June 30, 2012

     Series II Shares                                         Contractual        0.92%   February 12, 2010     June 30, 2012
Invesco V.I. Global Health Care Fund
     Series I Shares                                          Contractual        1.30%   April 30, 2004        April 30, 2012

     Series II Shares                                         Contractual        1.45%   April 30, 2004        April 30, 2012

Invesco V.I. Global Real Estate Fund
     Series I Shares                                          Contractual        1.30%   April 30, 2004        April 30, 2012

     Series II Shares                                         Contractual        1.45%   April 30, 2004        April 30, 2012

Invesco V.I. Government Securities Fund
     Series I Shares                                          Contractual        0.60%   May 2, 2011           June 30, 2012

     Series II Shares                                         Contractual        0.85%   May 2, 2011           June 30, 2012

---------------
(1) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd as of June 6, 2011

                                                              CONTRACTUAL/   EXPENSE      EFFECTIVE DATE             EXPIRATION
FUND                                                          VOLUNTARY     LIMITATION   OF CURRENT LIMIT              DATE
------------------------------------------------------------- ------------ -----------   ----------------            ---------------
Invesco V.I. High Yield Fund
     Series II Shares                                         Contractual        0.80%    May 2, 2011                 June 30, 2013

     Series II Shares                                         Contractual        1.05%    May 2, 2011                 June 30, 2013

Invesco V.I. High Yield Securities Fund*
     Series I Shares                                          Contractual        1.75%    February 12, 2010           June 30, 2012

     Series II Shares                                         Contractual        2.00%    February 12, 2010           June 30, 2012

Invesco V.I. International Growth Fund
     Series I Shares                                          Contractual        1.11%    May 2, 2011                 June 30, 2012

     Series II Shares                                         Contractual        1.36%    May 2, 2011                 June 30, 2012

Invesco V.I. Leisure Fund
     Series I Shares                                          Contractual        1.01%    April 30, 2004              April 30, 2012

     Series II Shares                                         Contractual        1.26%    April 30, 2004              April 30, 2012

Invesco V.I. Mid Cap Core Equity Fund
     Series I Shares                                          Contractual        1.30%    September 10, 2001          April 30, 2012

     Series II Shares                                         Contractual        1.45%    September 10, 2001          April 30, 2012

Invesco V.I. Money Market Fund
     Series I Shares                                          Contractual        1.30%    January 1, 2005             April 30, 2012

     Series II Shares                                         Contractual        1.45%    January 1, 2005             April 30, 2012

Invesco V.I. S&P 500 Index Fund*
     Series I Shares                                          Contractual        0.28%    February 12, 2010           June 30, 2012

     Series II Shares                                         Contractual        0.53%    February 12, 2010           June 30, 2012

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund*
     Series I Shares                                          Contractual        0.37%    February 12, 2010           June 30, 2012

Series II Shares                                              Contractual        0.62%    February 12, 2010           June 30, 2012

Invesco V.I. Small Cap Equity Fund
     Series I Shares                                          Contractual        1.15%    July 1, 2005                April 30, 2012

     Series II Shares                                         Contractual        1.40%    July 1, 2005                April 30, 2012

Invesco V.I. Technology Fund
     Series I Shares                                          Contractual        1.30%    April 30, 2004              April 30, 2012

     Series II Shares                                         Contractual        1.45%    April 30, 2004              April 30, 2012

Invesco V.I. Utilities Fund
     Series I Shares                                          Contractual        0.93%    September 23, 2005          April 30, 2012

     Series II Shares                                         Contractual        1.18%    September 23, 2005          April 30, 2012

Invesco Van Kampen V.I. Capital Growth Fund*
     Series I Shares                                          Contractual        0.84%    February 12, 2010           June 30, 2012

                                                              as of June 6, 2011

                                                              CONTRACTUAL/   EXPENSE       EFFECTIVE DATE          EXPIRATION
FUND                                                          VOLUNTARY     LIMITATION    OF CURRENT LIMIT            DATE
------------------------------------------------------------- ------------ -----------    ----------------       --------------
     Series II Shares                                         Contractual        1.09%    February 12, 2010      June 30, 2012

Invesco Van Kampen V.I. Comstock Fund*
     Series I Shares                                          Contractual        0.62%    February 12, 2010      June 30, 2012

     Series II Shares                                         Contractual        0.87%    February 12, 2010      June 30, 2012

Invesco Van Kampen V.I. Equity and Income Fund*
     Series I Shares                                          Contractual        0.70%(2) February 12, 2010      June 30, 2012

     Series II Shares                                         Contractual        0.75%    February 12, 2010      June 30, 2012

Invesco Van Kampen V.I. Global Value Equity Fund*
     Series I Shares                                          Contractual        0.94%    May 2, 2011            June 30, 2012

     Series II Shares                                         Contractual        1.19%    May 2, 2011            June 30, 2012

Invesco Van Kampen V.I. Growth and Income Fund*
     Series I Shares                                          Contractual        0.62%    February 12, 2010      June 30, 2012

     Series II Shares                                         Contractual        0.87%    February 12, 2010      June 30, 2012

Invesco Van Kampen V.I. Mid Cap Growth Fund*
     Series I Shares                                          Contractual        1.01%    February 12, 2010      June 30, 2012

     Series II Shares                                         Contractual        1.26%    February 12, 2010      June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value Fund*
     Series I Shares                                          Contractual        1.18%(2) February 12, 2010      June 30, 2012

     Series II Shares                                         Contractual        1.28%    February 12, 2010      June 30, 2012

---------------
(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                              as of June 6, 2011

                       EXHIBIT "D" - CLOSED-END FUNDS(1)

               INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                         VOLUNTARY   LIMITATION     CURRENT LIMIT       DATE
--------------------------- ------------ ------------ ----------------- ------------
Invesco California Insured
Municipal Income Trust       Contractual       0.67%  June 1, 2010      June 30, 2012

                INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                        VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
-------------------------- ------------ ----------- ----------------- -----------
Invesco California Quality
Municipal Securities       Contractual        0.70% June 1, 2010      June 30, 2012

                         INVESCO HIGH YIELD FUND, INC.

                       CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                    VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
---------------------- ------------ ----------- ----------------- -------------
Invesco High Yield
Investment Funds, Inc. Contractual        0.98% June 1, 2010      June 30, 2012

                INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                                CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                             VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
----------------------------------------------- ------------ ----------- ----------------  -------------
Invesco Insured California                      Contractual        0.70% June 1, 2010      June 30, 2012
Municipal Securities

                      INVESCO INSURED MUNICIPAL BOND TRUST

                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                  VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
-------------------- ------------ ----------- -----------------  -------------
Invesco Insured
Municipal Bond Trust Contractual        1.00% June 1, 2010       June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                          CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                       VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
------------------------- ------------ ----------- ----------------- -------------
Invesco Insured Municipal
 Income Trust             Contractual        0.64% June 1, 2010      June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                  VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
------------------------------------ ------------ ----------- ----------------- -----------
Invesco Insured Municipal Securities
                                     Contractual        0.54% June 1, 2010      June 30, 2012

                                                              as of June 6, 2011

                        INVESCO INSURED MUNICIPAL TRUST

                                CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                             VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
------------------------------- ------------ ----------- ----------------- -------------
Invesco Insured Municipal Trust Contractual        0.66% June 1, 2010      June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                         CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                      VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
------------------------ ------------ ----------- ----------------- -------------
Invesco Municipal Income
Opportunities Trust      Contractual        0.73% June 1, 2010      June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                         CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                      VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
------------------------ ------------ ----------- ----------------- -------------
Invesco Municipal Income
Opportunities Trust II   Contractual        0.73% June 1, 2010      June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III


                         CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                      VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
------------------------ ------------ ----------- ----------------- -----------
Invesco Municipal Income
Opportunities Trust III  Contractual        0.84% June 1, 2010      June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST


                          CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                       VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
------------------------- ------------ ----------- ----------------- -----------
Invesco Municipal Premium
Income Trust              Contractual        1.03% June 1, 2010      June 30, 2012

                 INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                         CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                      VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
------------------------ ------------ ------------ ---------------- -------------
Invesco New York Quality
Municipal Securities     Contractual        0.80% June 1, 2010      June 30, 2012

                           INVESCO PRIME INCOME TRUST

                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                        VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
-------------------------- -----------  ----------  ----------------- --------------
Invesco Prime Income Trust Contractual        1.32% June 1, 2010      June 30, 2012

                                                              as of June 6, 2011

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                          CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                       VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
------------------------- -----------  ----------- ----------------- ------------
Invesco Quality Municipal
Income Trust              Contractual        0.70% June 1, 2010      June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                          CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                       VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
------------------------- ------------ ----------- ----------------- -------------
Invesco Quality Municipal
Investment Trust          Contractual        0.70% June 1, 2010      June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                          CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                       VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
------------------------- ------------ ----------- ----------------- -------------
Invesco Quality Municipal
Securities                Contractual        0.66% June 1, 2010      June 30, 2012

---------------
(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.